UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate Box:

☐	Preliminary Information Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

SHIFTPIXY, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-1:

(1)	Title of each class of securities to which transaction applies: NA

(2)	Aggregate number of securities to which transaction applies: NA

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA

(4)	Proposed maximum aggregate value of transaction: NA

(5)	Total Fee Paid: NA

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previously filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: $0

(2)	Form, Schedule or Registration Statement No. NA

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(4)	Date Filed: NA

SHIFTPIXY, INC.
1 Venture, Suite 150

Irvine, CA 92618

NOTICE OF ACTION TAKEN WITHOUT A SHAREHOLDERS’ MEETING

This Information Statement is furnished to you by the Board of Directors (the “Board”) of ShiftPixy, Inc., a Wyoming corporation (“we,” “us,” or “our”), to inform our holders of record of common stock, par value $0.0001 per share (the “common stock”), as of the close of business on March 23, 2020 (the “Record Date”) that, in lieu of a meeting of shareholders, we have solicited and obtained the written consent from the shareholders representing a majority of our outstanding shares of our capital stock entitled to vote to adopt Amended and Restated Articles of Incorporation (the “Restated Articles of Incorporation”) to set conversion rights for our Class A Preferred Stock, par value $0.0001 (the “Preferred Stock”), to convert into our common stock on a one-for-one basis (the “Amendment”). The enclosed Information Statement shall be considered the notice required under Section 17-16-704(e) of the Wyoming Business Corporation Act.

On March 20, 2020, our Board, and our shareholders who together hold 50.09% of our outstanding Votes (as defined herein) as of the date of this Information Statement, signed written consents approving the Amendment. Such approval and consent are sufficient under Section 17-16-704(b) of the Wyoming Business Corporation Act, and other applicable Wyoming law. Accordingly, the Amendment has been approved, and neither a meeting of our shareholders nor additional written consents are necessary.  We have attached the Restated Articles of Incorporation hereto as Appendix A.

NO VOTE OR OTHER ACTION OF OUR SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being furnished to our shareholders on the Record Date, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder solely for the purpose of informing shareholders of this corporate action before it takes effect. Please read the accompanying Information Statement carefully. In accordance with Rule 14c-2 under the Exchange Act, the shareholder action approving the Amendment is expected to become effective twenty (20) calendar days following the mailing of this Information Statement, or as soon thereafter as is reasonably practicable.

We encourage you to read the enclosed Information Statement, which is being provided to all of our shareholders. It describes the proposed corporate action in detail.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN AND NO PROXY OR VOTE IS SOLICITED BY THIS NOTICE.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Notice of Written Consent: We will furnish a copy of this Information Statement, without charge, to any shareholder upon written request to the following address: 1 Venture, Suite 150, Irvine, CA 92618, Attention: Chief Compliance Officer. This Information Statement is first being mailed or furnished to our shareholders as of the Record Date on or about May 12, 2020, and the corporate action described below will not be effective until at least 20 days after the mailing.

By Order of the Board of Directors,
May 12, 2020
/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer

SHIFTPIXY, INC.
1 Venture, Suite 150

Irvine, CA 92618

INFORMATION STATEMENT

May 12, 2020

This Information Statement is being provided to you by the
Board of Directors of ShiftPixy, Inc.

This Information Statement and the Notice of Action Taken Without a Shareholders’ Meeting (jointly, the “Information Statement”) is furnished by the Board of Directors (the “Board”) of ShiftPixy, Inc. (“we,” “us,” or “our”), a Wyoming corporation, to the holders of our common stock, par value $0.0001 per share (the “common stock”) as of March 23, 2020 (the “Record Date”), to provide information with respect to action taken by the written consent of the Majority Voters (identified below). The Majority Voters approved by written consent the following action (the “Action”): to adopt the Amended and Restated Articles of Incorporation (the “Restated Articles of Incorporation”) to set conversion rights for our Class A Preferred Stock, par value $0.0001 (the “Preferred Stock”), to convert into our common stock on a one-for-one basis.

Our Board decided to obtain written consent of the Majority Voters in order to avoid the costs and management time required to hold a special meeting of shareholders. All required corporate approvals of the Action have been obtained. This Information Statement is furnished solely for the purpose of informing shareholders of this corporate action in the manner required by Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Voting Securities; Board and Consenting Shareholders

As of the Record Date, our authorized capitalization consisted of 750,000,000 shares of common stock, of which 1,220,197 shares of common stock are issued and outstanding. Accordingly, the following “Votes” are outstanding:

Votes attributed to Common Stock:	1,220,197
Total Votes:	1,220,197

On March 20, 2020, our Board unanimously adopted resolutions approving the Amendment. Section 17-16-704(b) of the Wyoming Business Corporation Act provides that if a company’s articles of incorporation so authorizes, the written consent of the holders of the issued and outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be utilized in order to authorize or take such action in lieu of a meeting. To eliminate the costs and management time involved in obtaining proxies and in order to effect the above Action as early as possible to accomplish the purposes hereafter described, the Board elected to seek the written consent of the holders of a majority of our issued and outstanding shares of voting capital stock to reduce the costs and implement the Amendment in a timely manner.

At the Record Date, we had 1,220,197 Votes outstanding. On March 20, 2020, the following consenting shareholders and holders of Votes (the “Majority Voters”) who collectively have 50.09% of our outstanding Votes, consented in writing to the Amendment:

Shareholder	Votes	Percentage
Stephen Holmes	294,750	24.2%
Scott W. Absher	312,500	25.6%
Peter Zande	2,535	0.21%
The Bourland Trust	1,063	0.09%
Zach Tacoma	938	0.08%
Santuccio Ricardi	469	0.04%

All required corporate approvals of the Amendment have been obtained, subject to furnishing this notice and 20 days elapsing from the date of this notice. This Information Statement is furnished solely for the purpose of informing our shareholders of this corporate action in the manner required by Rule 14c-2(b) under the Exchange Act.

This Information Statement is first being mailed or furnished to our shareholders as of the Record Date on or about May 12, 2020, and the corporate action described below will not be effective until at least 20 days after the mailing.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

We have asked brokers and other custodians, nominees, and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS

When will this Action be taken?

The Amendment was filed with the Wyoming Secretary of State on March 25, 2020. The Preferred Stock will not be convertible into shares of common stock until twenty (20) calendar days following the mailing of this Information Statement to shareholders in accordance with Rule 14c-2 of the Securities Act and Exchange Act, or approximately in May 2020.

Why are you proposing this Action?

The Board deems it to be in our best interests and the best interests of our shareholders to amend our existing Articles of Incorporation to set conversion rights for our Preferred Stock to convert into our common stock on a one-for-one basis. On September 28, 2016, we issued an option to all shareholders of record on that date to acquire shares of Preferred Stock. The Preferred Stock is currently not convertible into our common stock but was intended to be convertible into our common stock since its creation.

Do I need to give my consent?

No. Holders of a majority of our outstanding Votes have voted in favor of approving the Amendment and the Board is neither seeking your consent nor a proxy to vote your shares to approve the Amendment at this time.

Are you having a meeting of shareholders?

No.

How may I communicate with the Board?

You may send correspondence to our Chief Compliance Officer, Kirk M. Flagg, in care of ShiftPixy, Inc., 1 Venture, Suite 150, Irvine, CA 92618.  Mr. Flagg will submit your correspondence to the Board or the appropriate director, as applicable.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transaction, passed upon the merits or fairness of the transaction, or passed on the adequacy or accuracy of the disclosure in this Information Statement.  Any representation to the contrary is a criminal offense.

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INTEREST OF CERTAIN PERSONS IN FAVOR OF OR OPPOSITION

TO MATTERS ACTED UPON

Our Chief Executive Officer, Scott W. Absher, will benefit from the adoption of the Action as he owns 12,500,000 options to purchase shares of Preferred Stock and will be able to convert such Preferred Stock into our common stock.

As previously disclosed, in September 2016, our founding shareholders (the “Option Shareholders”) were granted options to acquire our preferred stock (the “Preferred Options”). The number of Preferred Options granted were based upon the number of shares held by the Option Shareholders at that time.  The Preferred Options are nontransferable and forfeited upon the sale of the related founding shares of common stock.  Upon the sale of certain of our assets by us in January 2020 to Shiftable HR Acquisition, LLC, part of Vensure Employer Services, Inc., such Option Shareholders could exercise each Preferred Option to purchase one share of our preferred stock for $0.0001 per share.  As of the date of this Information Statement, the Preferred Options are exercisable to purchase up to 24,634,560 shares of preferred stock which are convertible into 24,634,560 shares of common stock. As stated above, the amount of the Preferred Options, and the number of shares of preferred stock issuable upon exercise of the Preferred Options, is based upon the number of shares of common stock held by the Option Shareholders at the time the Preferred Options were issued. Accordingly, in order to confirm the original intent of the granting of up to 50,000,000 of Preferred Options to two of our Option Shareholders, Scott W. Absher and Stephen Holmes, at some point in the future we intend to adopt a second grant of Preferred Options granting an additional 12,500,000 Preferred Options to each of Messrs. Absher and Holmes whereby each option permits the holder to acquire one share of our preferred stock for $0.0001 per share. Each share of preferred stock will be convertible into common stock on a one-for-one basis.

We are not aware of any other interest that would be substantially affected through the adoption of the Action whether adversely or otherwise.

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ADOPTION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

General

Our Board has unanimously approved the adoption of our Restated Articles of Incorporation.

Our Board has recommended to our Majority Voters that they vote in favor of the Amendment and our Majority Voters have voted in favor of the Amendment. The votes of our Majority Voters were obtained by written consent.

We urge you to read carefully the following sections of this Information Statement, including the related appendices.

Consent Required

Approval of the Amendment required the consent of the holders of a majority of the outstanding voting shares. As of the Record Date, Majority Voters owned total voting rights of 614,785 representing approximately 50.09% of the votes that could be cast by the holders of our outstanding voting shares as of the Record Date. The Majority Voters have given their written consent to the Amendment and accordingly, the requisite shareholder approval of this Action was obtained by the execution of the Majority Voters written consent in favor of the Action.

Principal Reasons for the Amendment

The Amendment is necessary to set the conversion terms of the Preferred Stock. The Preferred Stock was intended to be convertible into common stock since its creation, but the Articles of Incorporation did not provide for any conversion terms of the Preferred Stock.

REGULATORY APPROVAL

To our knowledge, no regulatory or governmental approval or filings are necessary in connection with the consummation of the Amendment. The only filing necessary in connection with the consummation of the Amendment is the filing of Restated Articles of Incorporation with the Wyoming Secretary of State.

DISSENTERS’ RIGHTS

Our shareholders have no right under the Wyoming Business Corporation Act, our Articles of Incorporation, as amended, or our bylaws to dissent from the adoption of our Restated Articles of Incorporation.

THE BOARD UNANIMOUSLY RECOMMENDED A VOTE “FOR” THE AMENDMENT

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our capital stock as of March 23, 2020, for (i) all executive officers and directors as a group and (ii) each person, or group of affiliated, known by us to be the beneficial owner of more than five percent (5%) of our capital stock. The percentage of beneficial ownership in the table below is based on 1,220,197 shares of common stock deemed to be outstanding as of March 23, 2020. In addition, shares of common stock that may be acquired by the shareholder within 60 days of March 23, 2020, pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such shareholder but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Unless otherwise indicated, the business address for each stockholder listed is c/o ShiftPixy, Inc., 1 Venture, Suite 150, Irvine, CA 92618.

5% Shareholders	Shares		Percentage
Stephen Holmes	12,796,000	(1)	93.3%

Directors and Named Executive Officers	Shares		Percentage
Scott W. Absher	12,813,750	(2)	93.4%
Domonic J. Carney	--		*
Kenneth W. Weaver	5,062	(3)	*
Whitney J. White	1,498	(3)	*
Sean C. Higgins	1,498	(3)	*
Christopher Sebes	--		*
Amanda Murphy	--		*
Mark Absher(4)	--		*
Patrice H. Launay(5)	--		*
All Executive Officers and Directors as a Group (7 persons)	12,821,808		93.4%

*	Less than 1%

(1)	Represents 294,750 shares of common stock, 1,250 shares of common stock underlying options exercisable within 60 days of March 23, 2020 and 12,500,000 shares of common stock underlying the option to purchase shares of Preferred Stock. The business address for Mr. Holmes is 22 Trailing Ivy, Irvine, CA 92620.

(2)	Represents 312,500 shares of common stock, 1,250 shares of common stock underlying options exercisable within 60 days of March 23, 2020 and 12,500,000 shares of common stock underlying the option to purchase shares of Preferred Stock.

(3)	Represents shares of common stock issued in conjunction with services rendered as a director.

(4)	Mr. Absher resigned as our Registered In-House Counsel, Director and Secretary on February 6, 2019.

(5)	Mr. Launay resigned as our Chief Financial Officer on July 30, 2019.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, information proxy statements and other information with the U.S. Securities and Exchange Commission (“SEC”). You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations, and releases) representing our expectations or beliefs regarding us. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

CONTACT INFORMATION

All inquiries regarding us should be addressed to our principal executive offices:

SHIFTPIXY, INC.
1 Venture, Suite 150

Irvine, CA 92618

Date: May 12, 2020	/s/ Scott W. Absher	By order of the Board of Directors:
Scott W. Absher
Chief Executive Officer

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Appendix A

Amended and Restated Articles of Incorporation of ShiftPixy, Inc. a Wyoming Corporation   ShiftPixy, Inc. a Wyoming corporation, hereby amends and restates its Articles of Incorporation as follows:   Article I   The name of the Corporation is ShiftPixy, Inc.   Article II   The name and address of the registered agent of the Corporation is CT Corporation System, 1908 Thomes Ave, Cheyenne, WY 82001.   Article III   The principal place of the Corporation is located at: CT Corporation System, 1908 Thomes Ave, Cheyenne, WY 82001.   Article IV   The Corporation will have the authority to issue 750,000,000 Common Shares with $0.0001 Par Value. The Corporation will also have the authority to issue 50,000,000 shares of Preferred Stock, $0.0001 par value. The authorized but unissued Common and/or Preferred Stock of the Corporation may be issued from time to time without prior approval by the stockholders. The Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in one or more resolutions any such Stock.   Article V     A. Neither the Board of Directors of the Corporation nor the Officers of the Corporation are liable under a judgment, decree or order of a court, or in any other manner, for a debt, obligation or liability of the Corporation. To the fullest extent permitted by the

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Wyoming Business Corporation Act or any other applicable law as now in effect or as it may hereafter be amended, no person who is or was a director of .the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability for: a. the amount of financial benefit received by a director to which he or she is not entitled; b. an intentional infliction of harm on the Corporation or the Shareholders; c. a violation of Section 17-16-833 of the Wyoming Business Corporation Act; or d. an intentional violation of criminal law. B. If the Wyoming Business Corporation Act is amended after the effective date of this Amendment to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Wyoming Business Corporation Act, as so amended. C. The Corporation shall indemnify to the fullest extent permitted by the Wyoming Business Corporation Act, as the same may be amended and supplemented from time to time, any and all persons whom it shall have power to indemnify under the Wyoming Business Corporation Act. The indemnification provided for herein shall not be exclusive of any other rights to which those seeking indemnification may be entitled as a matter of law under any Bylaw, agreement, vote of stockholders or disinterested directors of the Corporation, or otherwise, both as to action in such indemnified person's official capacity and as to action in another capacity while serving as a director, officer, employee, or agent of the Corporation, and shall continue as to a person who has ceased to be a director, officer, employee, or agent of the Corporation, and shall inure to the benefit of the heirs, executors and administrators of such person. D. Any repeal or modification of this Article V or amendment to the Wyoming Business Corporation Act shall not adversely affect any right or protection of a director, officer, agent, or other person existing at the time of, or increase the liability of any director, officer, agent, or other person of the Corporation with respect to any acts or omissions of such director, officer, or agent occurring prior to, such repeal, modification, or amendment. E. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent to another Corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against liability under the provisions of this Article V. 2 I P a g e

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Article VI The name and address of the incorporator of the Corporation is: WyoraingRegisteredAgent.com, Inc., 1621 Central Avenue, Cheyenne, WY 82001 Article VII Any action required or permitted by the Wyoming Business Corporation Act to be taken at a shareholders' meeting may be taken without a meeting, and without prior notice, if consents in writing setting forth the action so taken are signed by the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consent shall bear the date of signature of the shareholder who signs the consent and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records. Article VIII Upon the effectiveness of this Amendment to the Articles of Incorporation of the Corporation, each 40 shares of Common Stock (Old Certificate) issued and outstanding at such time shall be combined into one (1) validly issued share of Common Stock (New Certificate) according to appropriate legal/regulatory processes (Reverse Stock Split). The Common Stock shall continue to have a par value of $0.0001 following the Reverse Stock Split. No fractional shares shall be issued, and the Corporation shall round any fractional share held up to a full share. New Certificates shall be issued computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. If a holder of Old Certificates has not tendered all their/its Old Certificates for exchange, the Corporation shall carry forward any fractional shares until all Old Certificates of that holder have been presented for exchange. [Amendment Effective December 5, 2019.] Article IX A. Stock Class: The Preferred Shares shall be designated as Preferred Class A Stock. B. No Dividends: Holders of Preferred Stock shall not be entitled to receive annual or other dividends. C. Liquidation Preference: In the event of any liquidation or winding up of the Corporation, the holders of the Preferred Stock are entitled to receive preference over the holders of Common Stock to an amount equal to their purchase price for such shares, subject to proportional adjustment for stock splits, stock dividends, recapitalizations, and the like on a pro rata basis with the Common Stock ("Liquidation Amount"). 3 I P a g e

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D. Conversion: The holders of the Preferred Stock will have the right to convert their Preferred Stock at any time into shares of Common at the conversion ratio of one (1) share Preferred Class A Stock to one (1) Common Shares of Stock. E. Certain Antidilution Protection: There shall be antidilution protection afforded the Preferred Stock solely for proportional adjustment resulting from stock splits, stock dividends, recapitalizations and the like, but not for other matters such as additional stock issuances or price adjustments. F. Voting Rights: Consent of the holders of 75% of the Voting Rights of the outstanding Preferred Stock shall be required for any amendment or change of the rights, preferences, privileges, or powers of, or the restrictions provided for the benefit of, the Preferred Stock. Statement of Compliance with Wyoming Corporation Business Act: As of the date of these Amended and Restated Articles, shares of the Corporation were issued and the Board of Directors of the Corporation adopted these amendments with shareholder approval, in compliance with W.S. 17-16-1003. Date: March 20, 2020 Chairman of the Board Authorized Signatory Name: Scott Absher Chief Executive Officer, Authorized Signatory Name: Scott Absher 4 I P a g e

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EXHIBIT TO AMENDED ARTICLES OF INCORPORATION CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF THE SERIES A PREFERRED STOCK OF SHIFTPIXY, INC. I, Scott Absher, hereby certify that I am the Chairman of the Board of Directors (the "Board") of ShiftPixy, Inc. (the 'Company"), a corporation organized and existing under the Wyoming Business Corporation Act, and further do hereby certify: That pursuant to the authority expressly conferred upon the Board by the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), the Board on September 28, 2016 and amended on March 20. 2020 adopted the following resolutions creating a series of 50,000,000 shares of Preferred Stock designated as Preferred Class A Stock, none of which shares have been issued: RESOLVED, that the Board designates the series Preferred Class A Stock and the number of shares constituting such series, and fixes the rights, powers, preferences, privileges and restrictions relating to such series in addition to any set forth in the Articles of Incorporation as follows: TERMS OF PREFERRED CLASS A STOCK 1. Designation and Number of Shares. There shall hereby be created and established a series of preferred stock of the Company designated as "Preferred Class A Stock" (the "Preferred Shares"). The authorized number of Preferred Shares shall be 50,000,000 shares. Each Preferred Share shall have a par value of $0.0001. Capitalized terms not defined herein shall have the meaning as set forth in Section 12 below. 2. Ranking. Holders of Preferred Stock shall not be entitled to receive annual or other dividends. In the event of any liquidation or winding up of the Corporation, the holders of the Preferred Stock are entitled to receive preference over the holders of Common Stock to an amount equal to their purchase price under this Option, subject to proportional adjustment for stock splits, stock dividends, recapitalizations, and the like on a pro rata basis with the Common Stock ("Liquidation Amount"). 3. Conversion. The holders of the Preferred Shares will have the right to convert their Preferred Stock at any time into shares of Common Stock at the conversion ratio of one (1) share Preferred Class A Stock to one (1) Common Share of Stock (the "Conversion Rate") on the terms and conditions set forth in this Section 3. (a) Holder's Conversion Right. At any time or times, each holder of a Preferred Share (each, a "Holder" and collectively, the "Holders") shall be entitled to convert any whole number of Preferred Shares into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 3(c) at the Conversion Rate. 5 [ P a g e

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5shiftPixy (b) Conversion. Each Preferred Share may be converted to one (1) share of Common Stock. No fractional shares of Common Stock are to be issued upon the conversion of any Preferred Shares. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. (c) Mechanics of Conversion. The conversion of each Preferred Share shall be conducted in the following manner: (i) Holder's Conversion. To convert a Preferred Share into validly issued, fully paid and non-assessable shares of Common Stock on any date (a "Conversion Date"), a Holder shall deliver (whether via electronic mail, facsimile or otherwise), for receipt on or prior to 11:59 a.m.. Pacific time, on such date, a copy of an executed notice of conversion of the share(s) of Preferred Shares subject to such conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company. 00 Companv's Response. On or before the second (2nd )Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by electronic mail or facsimile an acknowledgment of confirmation, in the form attached hereto as Exhibit II. of receipt of such Conversion Notice to such Holder along with an appropriate "Seller's Representation Letter, in the form attached hereto as Exhibit HI. On or before the fourth (4'^') trading day, the Company shall provide the Company's transfer agent (the "Transfer Agent"), Issuance Instructions along with a legal opinion that the Common Stock shares to be so issued are otherwise eligible for resale pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, credit such aggregate number of shares of Common Stock to which such Holder shall be entitled to such Holder's or its designee's balance account with DTC through its Deposit/Withdrawal at Custodian system. (iii) Record Holder. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date. (iv) Pro Rata Conversion: Disputes. In the event the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert some, but not all, of such Preferred Shares submitted for conversion, the Company shall convert from each Holder electing to have Preferred Shares converted on such date a pro rata amount of such Holder's Preferred Shares submitted for conversion on such date based on the number of Preferred Shares submitted for conversion on such date by such Holder relative to the aggregate number of Preferred Shares submitted for conversion on such date. (v) Book-Entry. Notwithstanding anything to the contrary set forth in this Section 3, upon conversion of any Preferred Shares in accordance with the terms hereof, no Holder thereof shall be required to physically surrender the certificate representing the Preferred Shares to the Company following conversion thereof unless (A) the full or remaining number of Preferred Shares represented by the 6 I P a g e

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5shiftPixy certificate are being converted (in which event such certificate(s) shall be delivered to the Company as contemplated by this Section 3(c)(vi) or (B) such Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Preferred Shares upon physical surrender of any Preferred Shares. Each Holder and the Company shall maintain records showing the number of Preferred Shares so converted by such Holder and the dates of such conversions or shall use such other method, reasonably satisfactory to such Holder and the Company, so as not to require physical surrender of the certificate representing the Preferred Shares upon each such conversion. In the event of any dispute or discrepancy, such records of such Holder establishing the number of Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. A Holder and any transferee or assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Each certificate for Preferred Shares shall bear the following legend: ANY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE CORPORATION'S CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES H-6 PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 3(c)(vi) THEREOF. THE NUMBER OF SHARES OF SERIES H-6 PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES H-6 PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(vi) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES H-6 PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE. 4. Adjustment of Conversion Price Subdivision or Combination of Common Stock. Without limiting any provision of Section 9, if the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Section 9, if the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 4 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 4 occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event. 5. Authorized Shares. (a) Reservation. The Company shall initially reserve out of its authorized and unissued Common Stock a number of shares of Common Stock equal to 100% of the Conversion Rate with respect to each Preferred Share as of the date hereof. So long as any of the Preferred Shares are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for 7 I P a g e

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5shiftPixy the purpose of effecting the conversion of the Preferred Shares, as of any given date, 100% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Preferred Shares. (b) Insufficient Authorized Shares. If, notwithstanding Section 5(a) and not in limitation thereof, at any time while any of the Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unissued shares of Common Stock to satisfy its obligation to have available for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to the Required Amount (an "Authorized Share Failure"), then the Company shall promptly take all reasonable action (within its control) to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve and have available the Required Amount for all of the Preferred Shares then outstanding. Liquidation. Dissolution. Winding-Up. In the event of any liquidation or winding up of the Corporation, the holders of the Preferred Stock are entitled to receive preference over the holders of Common Stock to an amount equal to their purchase price for such shares, subject to proportional adjustment for stock splits, stock dividends, recapitalizations, and the like on a pro rata basis with the Common Stock. 9. Participation. In addition to any adjustments pursuant to Section 4, the Holders shall, as holders of Preferred Shares, shall not be entitled to receive dividends paid and distributions made to the holders of shares of Common Stock. 10. Vote to Change the Terms of or Issue Preferred Shares. Consent of the holders of 75% of the Voting Rights of the outstanding Preferred Stock shall be required for any amendment or change of the rights, preferences, privileges, or powers of, or the restrictions provided for the benefit of, the Preferred Stock; 11. Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificates representing Preferred Shares (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of an indemnification undertaking by the applicable Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of the certificate(s), the Company shall execute and deliver new certificate(s) of like tenor and date. 12. Certain defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings: (a) "Common Stock" means (i) the Company's shares of common stock, $0.0001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock. 8 [ P a g e

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5shiftPixy (b) "Liquidation Event" means, whether in a single transaction or series of transactions, the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Company and its Subsidiaries, taken as a whole. (c) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof. (d) "Principal Market" means the Nasdaq Capital Market. (e) "Securities" means, collectively, the Preferred Shares and the shares of Common Stock issuable upon conversion of the Preferred Shares. (f) "Trading Day" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m.. New York time) unless such day is otherwise designated as a Trading Day in writing by the Required Holders. IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations of Preferred Stock of ShiftPixy, Inc. to be signed by its Chairman of the Board of Directors on this 20th day of March 2020. SHIFTPIXY, Inc. a By: Name: Scott W. Absher Title: Chairman of the Board 9 I P a 2 e

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ishiftPixy Exhibit I SHIFTPIXY INC. CONVERSION NOTICE Reference is made to the Certificate of Designations, Preferences and Rights of the Preferred Stock of ShiftPixy, Inc. (the "Certificate of Designations"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Preferred Stock, $0.0001 par value per share (the "Preferred Shares"), of ShiftPixy, Inc., a Wyoming corporation (the "Company"), indicated below into shares of common stock, $0.0001 value per share (the "Common Stock"), of the Company, as of the date specified below. Date of Conversion: Number of Preferred Shares to be converted: Share certificate no(s). of Preferred Shares to be converted: Tax ID Number (If applicable): Conversion Price: Number of shares of Common Stock to be issued: Please issue the shares of Common Stock into which the Preferred Shares are being converted in the following name and to the following address: Issue to: Address: Telephone Number: E-mail Address: Facsimile Number: Holder: By: _ Title: _ 10 I P a g e

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Dated: Account Number (if electronic book entry transfer): Transaction Code Number (if electronic book entry transfer): H 1P a g e

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EXHIBIT II ACKNOWLEDGMENT The Company hereby acknowledges this Conversion Notice and hereby directs [ ] to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated 3/20, 2020 from the Company and acknowledged and agreed to by [ ]. SHIFTPIXY, INC. Name: /s/ Scott W. Absher Title: Scott W. Absher Chief Executive Officer

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